SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 29, 2002

(Date of earliest event reported)

OPTIKA INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-28672	95-4154552
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7450 Campus Drive, 2nd Floor, Colorado Springs, Colorado 80920

(Address of principal executive offices, including zip code)

(719) 548-9800

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

Optika Inc. (“Optika”) and Computershare Trust Company, Inc., as Rights Agent (the “Rights Agent”), executed an Amended and Restated Rights Agreement, dated as of July 29, 2002 (the “Amended Agreement”), which amends and restates the Amended and Restated Rights Agreement (the “Rights Agreement”) dated January 23, 2002, by and between Optika and EquiServe Trust Company, N.A. The Amended Agreement amends the Rights Agreement to reflect the change of the Rights Agent from EquiServe Trust Company, N.A. to Computershare Trust Company, Inc., which became Optika’s transfer agent effective July 29, 2002.

The description of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amended Agreement.

Item 7.    Exhibits and Financial Statements.

(c)  Exhibits

4.1	Amended and Restated Rights Agreement dated as of July 29, 2002, by and between Optika Inc. and Computershare Trust Company, Inc., as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIKA INC.

By:	/s/ Steven M. Johnson
Steven M. Johnson Chief Financial Officer

Date: August 12, 2002

EXHIBIT INDEX

Exhibit	Description

4.1	Amended and Restated Rights Agreement dated as of July 29, 2002, by and between Optika Inc. and Computershare Trust Company, Inc., as Rights Agent.